SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Golub Group Equity Fund

a series of

Valued Advisers Trust

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

March             , 2014

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Golub Group Equity Fund (the “Fund”), a series portfolio of the Valued Advisers Trust (the “Trust). The Meeting is scheduled for May 21, 2014 and will be held at 9:00 a.m., Eastern Time at the offices of the Trust (2960 N. Meridian St., Suite 300, Indianapolis, Indiana). If you are a shareholder of record of the Fund as of the close of business on March 19, 2014, you are entitled to vote at the Meeting and any adjournment thereof.

Golub Group, LLC (“Golub”) has served as investment adviser to the Fund since the Fund’s inception in April 2009. At the Meeting, shareholders will be asked to re-approve the investment advisory agreement between Golub and the Trust on behalf of the Fund. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreement (“Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement terminated as a result of the transaction described below.

Prior to October 1, 2013, Golub was 48% owned by Mr. Michael Golub, a founder of Golub and a portfolio manager to the Fund. In connection with certain long-term planning initiatives being put in place by Golub to address succession planning, effective on October 1, 2013 Mr. Golub transferred his 48% economic and voting interest in Golub to several of the other principals of Golub although his legal ownership of the interest did not transfer until a later date (the “Transaction”). The Transaction may be considered to have resulted in a change in control and thus an assignment and termination of the Prior Agreement. Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the automatic termination of an advisory contract when it is assigned. Shareholders of the Fund are being asked to vote to approve the New Agreement so that the management of the Fund may continue without interruption. Additionally, shareholders of the Fund are being asked to ratify advisory fees paid to Golub since the Transaction and to approve the right of Golub to recoup advisory fees waived for, and any expenses reimbursed to, the Fund by Golub pursuant to an expense limitation agreement that also terminated as a result of the Transaction.

At a special meeting held on February 13, 2014, the Board of Trustees of the Trust approved an interim investment advisory agreement (the “Interim Agreement”) with Golub, which became effective immediately, under which Golub continues to provide advisory services to the Fund for up to 150 days following its effective date and until shareholder approval of the New Agreement occurs. At its meeting, the Board of Trustees also approved an interim expense limitation agreement pursuant to which Golub would continue the fee waiver/expense reimbursement arrangements for the Fund for the same time period as the Interim Agreement. At its quarterly meeting held on March 11-12, 2014, the Board of Trustees of the Trust approved the New Agreement with Golub, subject to shareholder approval.

Compensation earned by Golub from October 1, 2013 to the effective date of the Interim Agreement and compensation earned under the Interim Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Agreement before the 150 day term of the Interim Agreement expires, the compensation (plus interest) payable under the Interim Agreement and for the period October 1, 2013 up to the effective date of the Interim Agreement will be paid to Golub, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Golub.

I am writing on behalf of the Board of Trustees to ask for your prompt vote for the approval of the New Agreement, the approval of the retention of certain advisory fees by Golub and Golub’s ability to recoup previously waived fees. The proposal has been carefully reviewed by the Board of Trustees of the Trust. The Board of Trustees unanimously recommends that you vote FOR the proposals.

It is very important to receive your vote before May 21, 2014. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyonline.com. You should use the enclosed instructions to vote by telephone or over the Internet.

I appreciate your participation and prompt attention to this matter.

Sincerely,

R. Jeffrey Young

  Trustee, Chairman and President

Golub Group Equity Fund

a series of

Valued Advisers Trust

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on May 21, 2014

This Proxy Statement is Available online at the Following Website:

http://www.proxyonline.com/docs/valuedadvisers.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Golub Group Equity Fund (the “Fund”):

Notice is hereby given that a special meeting of the shareholders of the Fund (the “Special Meeting”) will be held on May 21, 2014 at the offices of the Trust (2960 N. Meridian St., Suite 300, Indianapolis, Indiana), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve an investment advisory agreement with respect to the Fund between Golub Group, LLC and the Trust.

2.	To approve and ratify the retention of payments of certain advisory fees for advisory services performed by Golub Group, LLC and approve and ratify the right to recoup advisory fees waived and/or expenses reimbursed to the Fund by Golub Group, LLC; and

3.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on March 19, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.proxyonline.com/docs/valuedadvisers.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-780-7314.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

[             ]

  Secretary

March             , 2014

PROXY STATEMENT

Golub Group Equity Fund

a series of

Valued Advisers Trust

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Valued Advisers Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on May 21, 2014 at 9:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on March 19, 2014 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately May         , 2014.

The Trustees recommend that you vote:

1.	For the approval of an investment advisory agreement with respect to the Fund between Golub Group, LLC and the Trust.

2.	For the ratification and retention of payments of certain advisory fees for advisory services performed by Golub Group, LLC and the right to recoup advisory fees waived and/or expenses reimbursed to the Fund by Golub Group, LLC; and

3.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Shareholders of the Fund will vote on the Proposals. Note that the approval of Proposal 2 is contingent on shareholders also approving Proposal 1. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR Proposal 1 and 2.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of the Adviser

Golub Group, LLC (“Golub”) has served as investment adviser to the Golub Group Equity Fund (“Fund”) since its inception in April 2009. On October 1, 2013 a transaction was effected whereby Mr. Michael Golub, a founder of Golub and a portfolio manager to the Fund transferred his 48% economic and voting interest in Golub (the “Transaction”). The Transaction was done in connection with certain long-term planning initiatives being put in place by Golub to address succession planning. The Transaction, which did not effect the actual legal transfer of title to the interest in Golub until January 1, 2014, resulted in the following new ownership structure:

Member Name	Percentage Ownership
Colin M. Higgins	45%
Kurt A. Hoefer	25%
Greg Golub	20%
Joseph A. Martin	10%

The Transaction may be considered to have caused a change in control of Golub under the Investment Company Act of 1940, as amended (the “1940 Act”), resulting in an assignment of the agreement between Golub, the investment adviser to the Fund, and the Trust (the “Prior Agreement”). Section 15(a)(4) of the 1940 Act effectively requires the automatic termination of an advisory contract when it is assigned. As a result, the Prior Agreement may have been terminated. Accordingly, out of an abundance of caution, shareholders of the Fund are being asked to approve a new management agreement between Golub and the Trust (the “New Agreement”) so that Golub’s management of the Fund may continue without any interruption. If approved by shareholders of the Fund, the New Agreement will become effective on May 30, 2014 (the “Effective Date”). As noted in Proposal 2, the expense limitation agreement between Golub and the Trust on behalf of the Fund terminated at the same time as the Prior Agreement. If the New Agreement is approved by shareholders, Golub has agreed to enter into a new expense limitation agreement that will be identical to the agreement that was previously in place and will be in place until May 31, 2015.

The Transaction did not result in any changes to the organization or structure of the Fund. After the Effective Date Golub will continue to serve as the Fund’s investment adviser and none of the Fund’s other service providers will change in connection with the Transaction. However, in connection with the Transaction, Mr. Michael Golub will no longer serve as portfolio manager to the Fund. The Fund has been team-managed by four portfolio managers (including Mr. Golub) since its inception in April 2009. The Fund will continue to be team-managed by the other current portfolio managers – Mr. Colin Higgins, Mr. Kurt Hoefer and Mr. John Dowling.

The Prior Agreement

The Prior Agreement for the Fund was initially approved by the Board for a term of two years on December 17, 2008. The Prior Agreement was approved on December 17, 2008 by the Fund’s initial shareholder in conjunction with the Fund’s organization and before the Fund commenced investment operations. The Prior Agreement was continued for a one-year term by the Board at its quarterly meeting held on September 16-17, 2013. The following table describes the advisory fees paid to Golub and the fees waived by Golub pursuant to an expense limitation agreement:

Fiscal Year (Period) Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid
February 13, 2014	$14,619	($2,189)[4]	$12,430
January 31, 2014	$374,142	($74,349)[3]	$299,793
January 31, 2013	$281,146	($91,129)[2]	$190,017
January 31, 2012	$214,348	($107,613)[1]	$106,735

[1]	Subject to reimbursement by the Fund through January 31, 2015.
[2]	Subject to reimbursement by the Fund through January 31, 2016.
[3]	Subject to reimbursement by the Fund through January 31, 2017.
[4]	Subject to reimbursement by the Fund through January 31, 2018.

The Interim Agreement

At its February 13, 2014 special meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement between Golub and the Trust on behalf of the Fund (the “Interim Agreement”). The Interim Agreement took effect immediately and will continue in effect for a term ending on the earlier of 150 days from its effectiveness or when shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and except that the date of the Interim Agreement is made current. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. In addition to these fees being held in an escrow account, Golub has also placed in the escrow account the fees that it earned through its advisory services to the Fund from October 1, 2013 through February 13, 2014 (the date the Interim Agreement took effect) so that shareholders may have the opportunity to vote on the retention by Golub of such amounts (See Proposal 2). The fees earned from October 1, 2013 through February 13, 2014 were $152,861. If the Fund’s shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus any interest earned thereon) payable under the Interim Agreement (and the period October 1, 2013 through February 13, 2014 if Proposal 2 is approved) will be paid to Golub. However, if the New Agreement is not approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Golub.

The Fund had been operating pursuant to an expense limitation agreement whereby Golub was limiting the operating expense of the Fund at 1.25%, subject to certain exceptions. This expense limitation agreement terminated automatically due to the assignment of the Prior Agreement. In conjunction with the implementation of the Interim Agreement, Golub has entered into an interim limitation agreement to cap fees at 1.25% and even though terminated on October 1, 2013, agreed to continue the fee cap through the beginning of the interim agreement on February 13, 2014 (see Proposal 2 regarding the expense limitation agreement recoupment provisions).

The Terms of the Prior Agreement and the New Agreement

At its March 11-12, 2014 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between Golub and the Trust, subject to shareholder approval. It is anticipated that if approved by shareholders, the New Agreement will become effective on May 30, 2014 (the “Effective Date”). The New Agreement is identical to the Prior Agreement, except with respect to the date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to Golub by the Fund will remain at 1.00% of the Fund’s average daily net assets.

The New Agreement would require Golub to provide the same services as it provided under the Prior Agreement. Golub shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with its investment objectives and policies. Golub shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented, Bylaws and the Fund’s registration statement and with the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days’ notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by Golub. The New Agreement will terminate automatically in the event of its assignment.

The New Agreement subjects Golub to the same standard of care and liability to which it was subject under the Prior Agreement.

If shareholders approve the New Agreement, Golub will enter into a new expense limitation arrangement whereby it will contractually agree to waive or limit its fees and to assume certain other expenses of the Fund until [May 31, 2015], so that total annual operating expenses of the Fund does not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of Golub and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Golub. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Fees and Expense of Acquired Funds,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. Golub may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. Golub may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. (See Proposal 2 regarding recoupment).

If the Fund’s shareholders approve the New Agreement, it is expected that the New Agreement would become effective on May 30, 2014.

Information Concerning Golub

Golub, located at 1850 Gateway Drive, Suite 100, San Mateo, California 94404, was organized as a California limited liability company in 2003. As of December 31, 2013, Golub had assets under management of approximately $            million. The names, addresses, and principal occupation of the principal executive officers of Golub as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Colin M. Higgins 1850 Gateway Drive, Suite 100 San Mateo, California 94404	President, Chief Operating Officer

Gregory S. Golub 1850 Gateway Drive, Suite 100 San Mateo, California 94404	Board Member

Joseph A. Martin 1850 Gateway Drive, Suite 100 San Mateo, California 94404	Director, Private Client Group

Jennifer L. Rouse 1850 Gateway Drive, Suite 100 San Mateo, California 94404	Chief Compliance Officer

Kurt Hoefer 1850 Gateway Drive, Suite 100 San Mateo, California 94404	Director of Business Development

Board Considerations in Approving the New Agreement

At an in-person meeting held on March 11-12, 2014 the Board considered the approval of the New Agreement between the Trust and Golub on behalf of the Fund. Golub provided written information to the Board to assist the Board in its considerations.

[The Board discussed the arrangements between the Adviser and the Trust with respect to the Fund. The Board reviewed a memorandum from Counsel, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Mr. Lively discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the New Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the New Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by the Adviser addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund and composite performance of other accounts managed by the Adviser; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) conflicts of interest and benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the Adviser’s responsibilities under the New Agreement. The Trustees considered the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered the Adviser’s continuity of, and commitment to retain, qualified personnel and the Adviser’s commitment to maintain its resources and systems, and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered the Adviser’s personnel, including the education and experience of the Adviser’s personnel. After considering the foregoing information and further information in the Meeting materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory.

2.

Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and the Adviser, the Trustees compared the short-term performance, as well as the 1 year, 3 year and since inception annualized returns of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and composite data of other accounts managed by the Adviser. The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective, strategies, and limitations. The Trustees noted that the Fund’s performance was lower than some, but higher than others as of the most recent quarter ended July 31, 2013. The Trustees noted that since inception returns showed that the Fund outperformed nearly all of its peers and had above average performance in its category. The Board concluded that the investment performance of the Fund and the Adviser was satisfactory.

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee tended to be toward the higher end of the comparable mutual funds although the overall expense ratio of the Fund was lower than some of the specifically identified comparable funds and higher than others. It was noted that the Adviser would continue to cap operating expenses of the Fund at 1.25%. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser y the Fund and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services that the Adviser was required to provide under the investment advisory agreement.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with the Adviser. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees also noted that the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than the Adviser. In light of its ongoing consideration of the Fund’s asset levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable at this time.

5.	Possible conflicts of interest and benefits to the Adviser. In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest. The Trustees also considered the Adviser’s practices regarding brokerage and portfolio transactions, including particularly the Adviser’s practice for seeking best execution for the Fund’s portfolio transactions. The Trustees noted that the Adviser benefited from the Fund in that it is able to utilize the Fund as a vehicle into which to direct advisory clients with small account balances and that the Adviser was benefited by managing a public fund with credibility among its advisory clients. Based on the foregoing, the Board determined that the Adviser’s standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Fund are acceptable.

The Board then reflected on information reviewed at its special meeting held on February 13, 2014 and its discussion with a representative of Golub at the meeting. Next, the Independent Trustees met in executive session to discuss the approval of the New Agreement. The officers of the Trust were excused during this discussion. Based on its evaluation of the information and the conclusions with respect thereto at each of the February 13, 2014 and March 11-12, 2014 meetings, as well as information received throughout the year at quarterly meetings, the Board unanimously concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.]

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board approved the New Agreement between the Adviser and the Trust with respect to the Fund.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF

THE FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PRPOSAL 2

APPROVAL OF FEES PAID TO THE ADVISER

AND THE ADVISER’S RIGHT TO RECOUP CERTAIN FEES

Retention of Fees

In conjunction with the approval of the New Agreement, you are being asked to ratify and approve the retention of fees paid to, and the payment of fees earned by, Golub for the period October 1, 2013 through the beginning of the Interim Agreement (February 13, 2014). Golub has provided the Fund with uninterrupted investment advisory services called for under the Prior Agreement. For the period October 1, 2013 through February 13, 2014, the Fund compensated Golub for its investment advisory services in an amount equal to 1.00% of the Fund’s average daily net assets. For this same period, the investment advisory fees paid by the Fund were $152,861. An amount equal to $152,861 has been given by the Adviser to the Trust’s custodian pending shareholder vote on this Proposal 2. Additionally, the Fund has operated under an expense limitation agreement whereby Golub has contractually agreed to waive or limit its fees and assume other expenses of the Fund until May 31, 2014 so that the total fund operating expenses, with certain exceptions, do not exceed 1.25%. This expense limitation agreement also was terminated as a result of the termination of the Prior Agreement although Golub continued to limit the expenses of the Fund in accordance with the terms of the expense limitation agreement. On February 13, 2014, the Board approved an interim expense limitation agreement with Golub so that shareholders could continue to enjoy the benefit of the expense limitation agreement which will remain in place until shareholders approve the new agreement or the expiration of the 150 day period. If shareholders approve the New Agreement, Golub will enter into a new expense limitation arrangement that will be identical to the previously effective agreement and that will continue in effect until May 31, 2015.

As discussed in more detail above under “The Terms of the Prior Agreement and the New Agreement,” the expense limitation arrangements provide that Golub may recoup previously waived fees or expenses during the previous three (3) years so long as the total expenses of the Fund, with certain exceptions, do not exceed the expense limitation. From October 1, 2013, through February 13, 2014, Golub has waived or limited its fees and reimbursed other Fund expense while the expense limitation agreement was not in effect in the amount of $24,477. The terms of the interim expense limitation agreement are substantially the same as those of the prior expense limitation agreement Shareholders are being asked to approve Golub’s ability to recoup previously waived fees and expenses reimbursed under the expense limitation agreement that was in place during the effective time of the Prior Agreement, as well as during the period of the Interim Agreement during the previous three (3) years.

Having approved Golub’s request that it be permitted to retain and/or be paid those fees received during the period from October 1, 2013 to February 13, 2014, and that Golub should be permitted to recoup previously waived fees and reimbursed expenses under the expense limitation agreement, the Board determined that it was in the best interests of the Fund and its shareholders to submit the matter for final approval by the Fund’s shareholders. Until the Fund’s shareholders approve the payment of fees to the Adviser for the period, the Adviser will not be entitled to receive any fees from the Fund due to the Adviser. The Adviser has agreed with the Trust that all compensation earned by the Adviser for its services will be held by the Fund’s custodian in an escrow account and the Adviser will only receive this compensation if this Proposal 2 is approved by shareholders.

Recommendation of the Board of Trustees

Golub, relying on equitable principles, sought Board approval to allow it to avoid an economic burden and (1) retain all payments already made by the Fund; and (2) be paid all amounts (including interest earned thereon), as compensation for services provided, and to be provided, since October 1, 2013 through February 13, 2014.

In granting their approval, the Board of Trustees considered the nature of the continuing relationship between the Adviser and the Fund, the Adviser’s willingness to subsidize the Fund’s operations through the contractual arrangements in place for the Fund, and the nature and the quality of the services it has performed for the Fund since its inception. The Trustees also considered that: (1) the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act; (2) should Board or shareholder approval be withheld, the Adviser might seek to retain some or all of these payments (and be paid some or all of the payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Prior Advisory Agreement; and (3) the Fund and its shareholders have experienced no economic harm and the amounts that were paid and held by the Fund would have been no more than what the Fund would have otherwise paid. The Board also considered that Golub would be paying the entire costs associated with this Proxy Statement and that the Fund will not bear any costs associated with the solicitation of shareholder approval as described in this proxy statement.

Note that the approval of Proposal 2 is contingent on shareholders also approving Proposal 1.

Required Vote

Pursuant to the Trust’s Declaration of Trust and By-Laws, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF

THE FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of Proposal 1 and 2 require the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation delivered to the Trust, (ii) by a properly executed later-dated proxy received by the Trust, (iii) by an in-person vote at the Special Meeting, or (iv) by written notice of death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to the proxy is counted. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment. If a quorum is not present or represented at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Special Meeting may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of one-third of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-866-954-6682 or write to us at Valued Advisers Trust, 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208. The reports for the Fund are also available online at www.sec.gov.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by Golub. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The Trust has engaged the             to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders, as well as vote [solicitation and] tabulation. The costs of these services are expected be approximately $            . By voting immediately, you can help Golub avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. [Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to             or made by telephone by calling 1-800-780-7314.]

Outstanding Shares. The shares outstanding of the Fund as of             , 2014 are:             .

Beneficial Ownership. Appendix B sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. Golub Group, LLC, 1850 Gateway Drive, Suite 100, San Mateo, CA 94404, serves as the investment adviser to the Golub Group Equity Fund.

Administrator, Fund Accountant and Transfer Agent. Huntington Asset Services, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 serves as the Trust’s administrator, fund accountant and transfer agent. Huntington is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Custodian and the Distributor. The officers of the Trust also are officers, and/or employees of Huntington.

Distributor. Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 serves as the distributor for shares of the Fund.

Custodian. Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is the Custodian of the Fund’s investments. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Huntington Asset Services, Inc. (“Huntington”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this             day of             , 2014 by and between Valued Advisers Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Golub Group, LLC., (the “Adviser”), a limited liability company with its principal place of business in San Mateo, California.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund”), as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)

Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.

CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law, or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws, or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 14) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY.

(a)	Physical Possession. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

(b)	Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)

Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Name “Golub Group, LLC”. The Adviser has the right to use the names “Golub Group, LLC” or “Golub Group” in connection with its services to the Trust and, subject to the terms set forth in Section 7 of this Agreement, the Trust shall have the right to use the names “Golub Group, LLC” or “Golub Group” in connection with the management and operation of each Fund. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the names “Golub Group, LLC” or “Golub Group”.

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage, or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 6 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

7.	THE NAME “GOLUB GROUP”. The Adviser grants to the Trust a license to use the name “Golub Group” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

8.	ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

9.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

10.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 14). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

11.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(a)(ii) hereof and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

(i)	Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 14); or

(ii)	This Agreement shall automatically terminate two years from the date of its execution unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 14) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

12.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208, Attention: Mr. John C. Swhear; and notices to the Adviser shall be directed to Golub Group, LLC, 1850 Gateway Drive, Suite 600, San Mateo, CA 94404, Attention: Mr. Colin Higgins.

13.	CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

14.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

16.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

17.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

18.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

19.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

20.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

21.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

22.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

VALUED ADVISERS TRUST

Signature

By:
Title:
GOLUB GROUP, LLC

Signature

By:
Title:

Schedule A

Investment Advisory Agreement

between

Valued Advisers Trust (the “Trust”)

and

Golub Group, LLC (the “Adviser”)

Dated as of             , 2014

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Rate
Golub Group Equity Fund	1.00%

APPENDIX B – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund of the Trust as of             , 2014. As of             , 2014, the Trustees and Officers of the Trust did not own shares of the Fund.

NAME & ADDRESS
FUND NAME	(AMOUNT AND PERCENT OWNERSHIP)
Golub Group Equity Fund	Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94101	—%

B-1

PROXY CARD

Valued Advisers Trust

Golub Group Equity Fund

Proxy for a meeting of shareholders to be held on May 21, 2014

The undersigned hereby appoints R. Jeffrey Young and Carol Highsmith as Proxy of the undersigned, with full power of substitution, and hereby authorizes him to vote on behalf of the undersigned all shares of the Fund listed on the previous page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Eastern Time, on May 21, 2014 at the offices of Valued Advisers Trust at 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals. In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)

Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience. Please refer to the back of the proxy card for additional information regarding the proposal.

Please fill in a box as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1.	To approve the investment advisory agreement with respect to the Golub Group Equity Fund between Golub Group, LLC and Valued Advisers Trust.

FOR	AGAINST	ABSTAIN

☐	☐	☐

2.	To approve and ratify the retention of payments of certain advisory fees for advisory services performed by Golub Group, LLC and approve and ratify the right to recoup advisory fees previously waived and/or expenses reimbursed to the Fund by Golub Group, LLC.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.